UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

VACCITECH PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Vaccitech plc

Unit 6-10, Zeus Building Rutherford Avenue,

Harwell, Didcot, OX11 0DF

United Kingdom

(Address of principal executive offices, including zip code)

+44 (0) 1865 818 808

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	VACC	The Nasdaq Global Market
Ordinary shares, nominal value £0.000025 per share*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2022, Vaccitech plc (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (“Original Form 8-K”) disclosing, among other things, that the Board of Directors (the “Board”) of the Company had appointed Gemma Brown as the Company’s Chief Financial Officer. This Form 8-K/A amends the Original Form 8-K to include information about an equity incentive award granted to Gemma Brown in connection with her appointment as Chief Financial Officer.

On September 26, 2022, Gemma Brown received an award of options to acquire 334,000 shares (the “Options”) under the Company’s 2021 Share Award Plan (the “Plan”). The Options are scheduled to vest in three equal annual installments subject to Gemma Brown’s continued employment with the Company. In the event Gemma Brown’s employment with the Company ceases before exercise of the Options, by reason of death or any reason other than Misconduct (as defined in the Plan), the Options may vest and become exercisable to the extent determined by the Board; any Options which remain unvested will lapse immediately. In the event of Gemma Brown’s termination of service by the Company for Misconduct, the Options, whether vested or not, will lapse immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaccitech plc

Date: September 30, 2022	By:	/s/ William Enright
William Enright
Chief Executive Officer